                                                                  Exhibit 10.121
                                                                  --------------

                               SEVENTH AMENDMENT
                               -----------------

     This Seventh Amendment (this "Amendment") to the Credit Agreement (as
                                   ---------
defined below) is entered into as of this 30th day of March, 2000 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an
                                          -------
Illinois corporation ("AGI"), KLEARFOLD, INC., a Pennsylvania corporation
                       ---
("Klearfold", and together with AGI, each a "L/C Borrower" and collectively, the
  ---------                                  ------------
"L/C Borrowers"), Bank of America, N.A., as Agent (the "Agent"), and the
 -------------                                          -----
financial institutions from time to time party thereto (the "Lenders"). Unless
                                                             -------
otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                   RECITALS
                                   --------

     WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated as of September 11, 1998, that certain Second Amendment dated as of November 13th, 1998, that certain Third Amendment dated as of November 16, 1998, that certain Fourth Amendment dated as of December 10, 1998, that certain Fifth Amendment dated as of January 11, 1999 and that certain Sixth Amendment dated as of November 2, 1999, the "Credit Agreement");
                                                   ----------------

     WHEREAS, the Company, the L/C Borrowers, the Agent and the undersigned Lenders now wish to enter into certain further amendments to the Credit Agreement to, among other things, permit Commercial Lithographing LLC, a Delaware limited liability company and Wholly-Owned Subsidiary of the Company, to acquire substantially all of the operating assets of Commercial Lithographing Company, a Kentucky corporation, as more specifically set forth herein;

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     Section 1.   Amendments. A. Section 1.01 of the Credit Agreement is hereby
                  ----------     ------------
amended by inserting the following new definitions in alphabetical order as appropriate:

          "CLC" means Commercial Lithographing Company, a Kentucky corporation.
           ---

          "CLC Acquisition" means the acquisition by CLC LLC  of substantially
           ---------------
all of the operating assets of CLC pursuant to the CLC Acquisition Documents and as more fully described on Schedule 1(d) hereto.
                           -------------

          "CLC Acquisition Documents" has the meaning specified in Section
           -------------------------                               -------
6.25(b) hereto.
-------

     *Confidential treatment requested. Materials have been omitted and filed separately with the Securities and Exchange Commission.

          "CLC LLC" means Commercial Lithographing LLC, a Delaware limited
           -------
liability company and Wholly-Owned Subsidiary of the Company.

          B.  Section 2.07(i)(ii) of the Credit Agreement is hereby amended by
              -------------------
(a) deleting the reference "Section 8.05(b)" contained therein and inserting in lieu thereof the reference "Section 8.03(b)" and (b) deleting the phrase "******* Acquisition or Atlantic Acquisition" contained therein and inserting in lieu thereof the phrase "******* Acquisition, CLC Acquisition or Atlantic Acquisition."

          C.  Section 6.25(b) of the Credit Agreement is hereby amended in its
              ---------------
entirety to read as follows:

          "(b) The agreements in connection with (i) the Thamesdown Acquisition (the "Thamesdown Acquisition Documents"), (ii) the CLC Acquisition (the
           --------------------------------
     "CLC Acquisition Documents"), (iii) the ******* Acquisition (the "*******
      -------------------------                                        -------
     Acquisition Documents") and (iv) the Atlantic Acquisition (the "Atlantic
     ---------------------                                           --------
     Acquisition Documents" and together with each of the Thamesdown Acquisition
     ---------------------
     Documents, the CLC Acquisition Documents and the ******* Acquisition Documents, collectively, the "New Acquisition Documents") are, or when
                                   -------------------------
     executed will be, in full force and effect, and if previously executed, have not been terminated, rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over a Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the New Acquisition Documents, have been obtained or will be obtained prior to the consummation of any such Acquisition, and no such approvals impose any conditions to the consummation of the transactions contemplated by the New Acquisition Documents or to the conduct in any material respect by a Credit Party and its Subsidiaries of its business thereafter. To the best of each Credit Party's knowledge, none of any Person's representations or warranties in the New Acquisition Documents contain or will contain when made any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading."

          D.  Subsection 8.03(b)(II) of the Credit Agreement is hereby amended
              ----------------------
in its entirety to read as follows:


          "(II) on and after October 25, 1999 a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party may enter into an Acquisition (including the Thamesdown Acquisition, the CLC Acquisition, the ******* Acquisition and the Atlantic Acquisition) provided that
(i) in any such Acquisition (whether in one transaction or a series of related transactions) the aggregate consideration consisting of cash, assumed Indebtedness and Capital Lease Obligations, earn-outs, promissory notes or other instruments or similar items (other than common stock of the Company) (the "Non-Equity Consideration") does not exceed $15,000,000 for a single Acquisition
 ------------------------
and $30,000,000 for all Acquisitions without the prior written approval of the Majority Lenders, (ii) no Default or Event of Default is in existence both before and after

     *Confidential treatment requested. Material has been omitted and filed separately with the Securities and Exchange Commission.

     giving effect to such Acquisition (and/or as set forth in clause (vi)
                                                                -----------
     below, the creation of a new Subsidiary), (iii) such Acquisition is undertaken in all material respects in accordance with all applicable Requirements of Law, (iv) the target business of, or the assets subject to, such Acquisition are shown in good faith by the Company to have generated positive EBITDA on a pro forma basis for the twelve month period immediately preceding the date of such Acquisition based on assumptions showing cost savings reasonably acceptable to the Agent, (v) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (vi) such Acquisition shall be structured as an asset acquisition by a Credit Party or a Subsidiary Guarantor, or subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party, or the purchase of all of the capital stock of the target of such Acquisition by a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party, provided that such target or the Person purchasing the assets of such target will be merged with and into a Credit Party or a Subsidiary Guarantor or shall execute a counterpart of and become a party to a Guaranty (pursuant to documentation reasonably acceptable to the Agent) simultaneously with the consummation of such Acquisition, (vii) the business being acquired is otherwise permitted by Section 8.13, (viii)
                                                       ------------
     except as set forth in paragraph (e) below, the Agent (on behalf of the
                            -------------
     Lenders) will simultaneously with the consummation of such Acquisition be granted a first priority perfected security interest (subject to Permitted Liens) in any assets being so acquired and any capital stock if a new Subsidiary is being formed, (ix) at least fifty percent (50%) of the first $10,000,000 of aggregate Non-Equity Consideration and one hundred percent (100%) of all amounts above $10,000,000 paid in connection with the ******* Acquisition and the Atlantic Acquisition and one hundred percent (100%) of the Non-Equity Consideration paid in any other Acquisition (other than the Thamesdown Acquisition) must be financed through the substantially simultaneous issuance of Subordinated Acquisition Debt, the assumption of Capital Leases, and/or the sale by the Company of additional shares of its common stock (all as otherwise permitted hereunder) and (x) except with respect to the Thamesdown Acquisition, the Company shall have received a loan of at least $4,900,000 from Heritage under the Heritage Subordinated Liquidity Facility prior to the consummation of any such Acquisition."

          E.  Section 8.05 of the Credit Agreement is hereby amended by deleting
              ------------
the "and" at the end of paragraph (i) thereof, inserting the word "and" at the
                        -------------
end of the paragraph (j) thereof and adding the following new paragraph (k):
           -------------                                      -------------

          "(k) the Company shall be permitted to issue (I) $4,900,000 in principal amount of indebtedness under the Heritage Subordinated Liquidity Facility in accordance with the terms and conditions of Section 7.20
                                                             ------------
     hereof, and (II) up to $20,000,000 (less the Dollar Equivalent of the amount of any Capital Lease Obligations assumed (directly or indirectly) in connection with Acquisitions permitted by Section 8.03(b) other than the
                                               ---------------
     Thamesdown Acquisition) in principal amount of new subordinated indebtedness ("Subordinated Acquisition Debt") so long as such Subordinated
                    -----------------------------
     Acquisition Debt (A) is issued pursuant to fully executed documents,

     *Confidential treatment requested. Material has been omitted and filed separately with the Securities and Exchange Commission.

     promissory notes and agreements reasonably acceptable in form and substance to Agent; (B) is subject to a valid and effective subordination agreement on customary and commercially reasonable terms and conditions as determined by the Agent which are at least as favorable in all material respect to the Lenders as the subordination provisions set forth in the Senior Subordinated Note Indenture; (C) is unsecured; (D) requires no more than semi-annual interest payments; (E) has a market interest rate (as acknowledged by the Agent), which in any event must be less than 14% per annum (including all capitalized fees and expenses); (F) has a maturity date of no earlier than March 31, 2006 and requires no scheduled or mandatory principal prepayments or repayments before the maturity date; (H) has no financial covenants of any type and the other affirmative and negative covenants with respect thereto are less restrictive than those in the Senior Subordinated Note Indenture as of the time such Subordinated Acquisition Debt is incurred; (I) is not required to be used (and is not voluntarily used) to prepay the Senior Subordinated Notes or to redeem the Preferred Stock; and (J) is only issued on or after delivery to the Agent of a legal opinion from counsel to the Company and the lender of such Subordinated Acquisition Debt reasonably acceptable to the Agent, and in form and substance acceptable to the Agent including, without limitation, opinions concerning the execution, delivery, validity and enforceability of all agreements related to the Subordinated Acquisition Debt, opinions that such agreements do not conflict with, violate or require any prepayments under this Agreement, the Senior Subordinated Note Documents or the Preferred Stock Documents, and opinions that all Obligations under the Credit Agreement constitute "Senior Debt" under the agreements with respect to the Subordinated Acquisition Debt;".

          F.  Section 8.09 of the Credit Agreement is hereby amended by adding
              ------------
the following new language at the end of such section before the period:

          ", and the CLC Acquisition Documents"

          G.  Section 8.21 of the Credit Agreement is hereby amended by deleting
              ------------
paragraph (v) thereof and replacing it with the following new paragraph(v):
-------------                                                 ------------

          "(v) in no event shall the aggregate amount of such intercompany Indebtedness owing by the Subsidiaries other than the Credit Parties to the Credit Parties exceed the amount permitted pursuant to Section 8.04(1) plus
                                                            ---------------
     $20,000,000, provided, however, that no more than $10,000,000 of such
                  --------  -------
     amount shall be intercompany loans to Van De Steeg Packaging B.V., and no more than (x) at any time prior to the date the Target delivers the Target Security Document, $10,000,000 and (y) thereafter $5,000,000, shall be attributable to intercompany loans made to a Subsidiary that is not a Subsidiary Guarantor; provided further, that in addition to the amounts set
                           -------- -------
     forth above in this paragraph (v) the Company may also make intercompany
                         -------------
     loans to any Wholly-Owned Subsidiary of the Company that will be the acquiror of ******* in an aggregate amount up to $3,000,000 to fund the ******** Acquisition, plus up to $5,500,000 to any Wholly-Owned Subsidiary that may be created to purchase Atlantic in connection with the Atlantic Acquisition, so long as such new Subsidiary created in the Atlantic Acquisition becomes a Subsidiary Guarantor simultaneously with the making of such intercompany loan, plus up to $8,000,000 to CLC LLC to purchase CLC in connection

     *Confidential treatment requested. Material has been omitted and filed separately with the Securities and Exchange Commission.

     with the CLC Acquisition, so long as CLC LLC becomes a Subsidiary Guarantor simultaneously with the making of such intercompany loan."

                  H.    A new Schedule 1(d) is added to the Agreement in the
                              -------------
form of Exhibit A hereto and the existing Schedule 6.19 to the Credit Agreement
        ---------                         -------------
is hereby amended by replacing such schedule in its entirety with the
Schedule 6.19 attached hereto as Exhibit B.
-------------                    ---------

          Section 2.    Consents. The Agent and the undersigned Lenders hereby
                        --------
consent to and permit:

                  (a) the transactions contemplated by this Amendment and by the CLC Acquisition Documents;

                  (b)   subject to compliance with Section 2.07(l) of the Credit
                                                   ---------------
Agreement, the sale by Tophurst Properties Limited of real property located at Sirdar Road, London, England, and authorize the Agent to take such actions necessary to release any Lien held by the Agent in such property; and

                  (c) the transfer of 100% of the equity interests in Thamesdown held by the Company to IMPAC Europe Limited.

          Section 3.    Reference to and Effect Upon the Credit Agreement.
                        -------------------------------------------------

                  (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereo", "herein" or words of similar import shall mean and be reference to the Credit Agreement as amended hereby.

          Section 4.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                        -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          Section 5.    Headings. Section headings in this Amendment are
                        --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          Section 6.    Counterparts. This Amendment may be executed in any
                        ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

        Section 7.   Amendment Fee. In connection with the approval of this
                     -------------
Amendment, the Company hereby agrees to pay to the Agent for the pro-rata benefit of each Lender consenting to this Amendment prior to 5:00 p.m. (Chicago time) on March 31, 2000 an amendment fee equal to 1/8th of 1% of each such consenting Lender's Commitment (the "Amendment Fee").
                                     -------------

        Section 8.   Effectiveness.
                     -------------

        This Amendment shall become effective as of the date first written above after completion of the following:

        (a) delivery to the Agent of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and Lenders constituting Majority Lenders;

        (b) receipt by the agent of an executed legal opinion from counsel to the Company and Heritage in form and substance acceptable to the Agent including, without limitation, opinions concerning the execution, delivery, validity and enforceability of this Amendment and opinions that this Amendment does not conflict with, violate or require any prepayments under the Senior Subordinated Note Documents or the Preferred Stock Documents;

        (c) delivery to the Agent of certified copies of the CLC Acquisition Documents in form and substance reasonably satisfactory to Agent together with evidence reasonably acceptable to the Agent of the consummation of the CLC Acquisition in accordance therewith;

        (d) payment in cash of the Amendment Fee to the Agent on behalf of the Lenders; and

        (e) such other approvals, opinions, documents or materials as the Agent may reasonably request.

        Section 9.   Representations and Warranties. Each of the Company and
                     ------------------------------
each L/C Borrower hereby represents and warrants as to itself that;

        (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

        (b) The execution, delivery and performance by each such Person of this Amendment, the consummation of the CLC Acquisition (the "Proposed CLC
                                                            ------------
   Acquisition Transaction") will not conflict with or result in any breach or
   -----------------------
   contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation

     (including, but not limited to, the Preferred Stock Documents and the Senior Subordinated Note Documents) to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, and will not require any prepayment of the Senior Subordinated Notes or any redemption of the Preferred Stock;

         (c) Each of the representations and warranties contained in the Credit Agreement, after giving effect to this Amendment and the Proposed CLC Acquisition Transaction is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

         (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         Section 10. Reaffirmation of Guaranties. The Company and each L/C
                     ---------------------------
Borrower and Subsidiary Guarantor as a guarantor of the Obligations under each Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that each such Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).


                           [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date fist written above.

                                       IMPAC GROUP, INC.

                                       By: /s/ David C. Underwood
                                          -------------------------------
                                       Title: Chief Financial Officer
                                             ----------------------------

                                       ACH INCORPORATED


                                       By: /s/ David C. Underwood
                                          -------------------------------
                                       Title: Chief Financial Officer
                                             ----------------------------

                                       KLEARFOLD, INC.


                                       By: /s/ David C. Underwood
                                          -------------------------------
                                       Title: Chief Financial Officer
                                             ----------------------------

                                       BANK OF AMERICA, N.A., as Agent

                                       By: /s/ David A. Johanson
                                          -------------------------------
                                       Title: Vice President
                                             ----------------------------

                                       BANK OF AMERICA, N.A.,
                                       individually as a Lender, the Swing Line
                                       Lender and the Issuing Bank

                                       By: /s/ George C. Lyman
                                          -------------------------------
                                       Title: Senior Vice President
                                             ----------------------------

                                       SOCIETE GENERALE, as a Lender

                                       By: /s/ Jerry Parisi
                                          --------------------------------
                                       Name: Jerry Parisi
                                            ------------------------------
                                       Title: Managing Director
                                             -----------------------------

                                       ABN AMRO BANK, N.V. as a Lender

                                       By: /s/ Thomas M. Toerpe
                                          --------------------------------
                                       Name: Thomas M. Toerpe
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------

                                       By: /s/ Joann L. Holman
                                          --------------------------------
                                       Name: Joann L. Holman
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------


                                       DRESDNER BANK AG NEW YORK
                                       AND GRAND CAYMAN BRANCHES,
                                       as a Lender

                                       By: /s/ Beverly G. Cason
                                          --------------------------------
                                       Name: Beverly G. Cason
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------

                                       By: /s/ Irena Birtarich
                                          --------------------------------
                                       Name: Irena Birtarich
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------

                                       THE BANK OF NOVA SCOTIA, as a Lender

                                       By: /s/ F.C.H. Ashby
                                          ------------------------------------
                                       Name: F.C.H. Ashby
                                            ----------------------------------
                                       Title: Senior Manager Loan Operations
                                             ---------------------------------

                                       THE FUJI BANK, LIMITED, as a Lender

                                       By: /s/ James Fayan
                                          ------------------------------------
                                       Name: James Fayan
                                            ----------------------------------
                                       Title: Senior Vice President & Senior
                                               Team Leader
                                             ---------------------------------

                                       SENIOR DEBT PORTFOLIO, as a Lender

                                       By: Boston Management and Research, as
                                           Investment Advisor

                                       By: /s/ Scott H. Page
                                          ------------------------------------
                                       Name: Scott H. Page
                                            ----------------------------------
                                       Title: Vice President
                                             ---------------------------------

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       NORTHWOOD CAPITAL, LIMITED, as a Lender

                                         By: Angelo Gordon & Co., L.P.,
                                             as Collateral Manager

                                         By: /s/ Jeffrey H. Aronson
                                            ---------------------------------
                                         Name: Jeffrey H. Aronson
                                              -------------------------------
                                         Title: Managing Director
                                               ------------------------------

Acknowledged and Agreed to by the undersigned as of the date first set forth above.

                                       KF - INTERNATIONAL, INC.

                                       By: /s/ David C. Underwood
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------

                                       KF - DELAWARE, INC.

                                       By: /s/ David C. Underwood
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------

                                       IMPAC EUROPE HOLDINGS LIMITED (f/k/a/
                                       IMPAC EUROPE LIMITED)

                                       By: /s/ David C. Underwood
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------

                                       LEVELPROMPT LIMITED

                                       By: /s/ David C. Underwood
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------

                                       IMPAC EUROPE LIMITED (f/k/a TINSLEY
                                       ROBOR LIMITED)

                                       By: /s/ David C. Underwood
                                          ----------------------------------
                                       Title: Chief Financial Officer
                                             -------------------------------

                                       TINSLEY ROBOR LABELS LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary
                                             -------------------------------

                                       JAMES UPTON LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary
                                             -------------------------------

                                       SONICON LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary
                                             -------------------------------

                                       TINSLEY ROBOR AUDIO AND COMPUTER
                                       SERVICES LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary and Director
                                             -------------------------------

                                       TINSLEY ROBOR SALES LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary
                                             -------------------------------

                                       TOPHUST PROPERTIES LIMITED

                                       By: /s/ A.J. Smith
                                          ----------------------------------
                                       Title: Secretary and Director
                                             -------------------------------

                                       TINSLEY ROBOR (OVERSEAS) LIMITED

                                       By: /s/ David C. Underwood
                                          --------------------------------
                                       Title: Chief Financial Officer
                                             -----------------------------

     Disclosure Schedule to the Seventh Amendment (Omitted Herein)

Schedule 1(d)  Description of CLC Acquisition

Schedule 6.19  Capitalization; Subsidiaries and Minority Interests

     The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.